SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                 March 12, 1997
                       ---------------------------------
                       (Date of earliest event reported)


                             BankAmerica Corporation
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               (Exact name of registrant as specified in charter)


Delaware                                1-7377                  94-1681731
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                               94104
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(Address of principal executive offices)                             (Zip Code)


                                 (415) 622-3530
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              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.
         -------------

         On March 12, 1997 BankAmerica Corporation ("BAC") announced the appointment of H. Eugene Lockhart as President of its Global Retail Bank. In this newly created position, Lockhart will report to David A. Coulter, Chairman and Chief Executive Officer of BAC. As President of the Global Retail Bank, Lockhart will be responsible for the consumer and small business banking areas now reporting to Vice Chairman Tom Peterson, who previously announced his intention to retire in 1997.

          BAC also announced that Vice Chairman Michael J. Murray will become President of the new Global Wholesale Bank.

          In the near future, as BAC evolves into a basic retail/wholesale structure, specific business units will be assigned to the retail and wholesale banks.

          Lockhart, 47, will assume his new responsibilities May 5. He has been serving as President and Chief Executive Officer of MasterCard International. Before joining MasterCard in 1994, Lockhart was Chief Executive of U.K. Banking and Group Operations and a main board director of Midland Bank plc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BANKAMERICA CORPORATION
                                           -----------------------
                                                 (Registrant)

Date:  March 12, 1997



                                            By:  /s/ JOHN J. HIGGINS
                                                 -----------------------
                                                 John J. Higgins
                                                 Executive Vice President
                                                 and Chief Accounting Officer